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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2002


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-1)


                   Option One Mortgage Acceptance Corporation
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             (Exact name of registrant as specified in its charter)
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           Delaware               333-96403               33-0727357
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(State or Other Jurisdiction     (Commission             (I.R.S. Employer
of Incorporation)                File Number)            Identification Number)

         3 Ada
         Irvine, California                                  92618
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                           Item 601 (a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                 Description
-----------                -----------                 -----------
1                              5.1                     Opinion and Consent of
                                                       Thacher Proffitt & Wood.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 4, 2002

                                                   OPTION ONE MORTGAGE
                                                   ACCEPTANCE CORPORATION

                                                   By /s/ William L. O'Neill
                                                     -----------------------
                                                   Name:  William L. O'Neill
                                                   Title: Treasurer



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                                  EXHIBIT INDEX


                         Item 601 (a) of
                         Regulation S-K
Exhibit No.              Exhibit No.              Description
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1                          5.1                    Opinion and Consent of Counsel